SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2003


                           DAVEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                   000-25207                    59-3538257
          (Commission File Number) (I.R.S. Employer Identification No.)

                              1001 Lakeside Avenue
                               Cleveland, OH 44114
          (Address of principal executive offices, including ZIP code)

                                 (216) 241-2555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

     99.1 Press Release, dated August 15, 2003, issued by Davel Communications, Inc.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     (a) On August 15, 2003, Davel Communications, Inc. issued a press release announcing the operating results for the three-month and six-month periods ended June 30, 2003, which is being filed herein pursuant to
          Item 12 (a) of Form 8-K.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 15, 2003


                                       DAVEL COMMUNICATIONS, INC.



                                       By: /s/ Donald L. Paliwoda
                                           ----------------------
                                       Name:  Donald L. Paliwoda
                                       Title:  Acting Chief Financial Officer


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                                  EXHIBIT LIST

   Exhibit                                      Description
      No.                                       ---------------
   ---------

   99.1         Press Release, dated August 15, 2003, issued by Davel
                Communications, Inc.